SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): September 29, 2016 (September 28, 2016)

HONGLI CLEAN ENERGY TECHNOLOGIES CORP.

(Exact name of registrant as specified in its charter)

Florida	001-15931	98-0695811
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Kuanggong Road and Tiyu Road, 10th Floor,

Chengshi Xin Yong She, Tiyu Road,

Xinhua District, Pingdingshan, Henan Province

People’s Republic of China

467000

(Address of principal executive offices and zip code)

+86-3752882999

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01	NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OR LISTING.

On September 28, 2016, Hongli Clean Energy Technologies Corp. (the “Company”) received a Determination letter (the “Letter”) from The NASDAQ Stock Market (“NASDAQ”) notifying the Company of the NASDAQ Staff’s determination (the “Determination”) to delist the Company’s securities from The NASDAQ Capital Market due to its failure to regain compliance with the $1.00 per share minimum required for continued listing on The NASDAQ Capital Market pursuant to NASDAQ Marketplace Rule 5550(a)(2) (the “Minimum Bid Price Rule”), after the second 180 calendar day compliance period. Pursuant to the Letter, unless the Company requests an appeal of the Determination by October 5, 2016, trading of the Company’s common stock will be suspended at the opening of business on October 7, 2016, and a Form 25-NSE will be filed with the Securities and Exchange Commission (the “SEC”), causing the Company’s securities to be removed from listing and registration on The NASDAQ Capital Market.

As previously reported, on September 29, 2015, the Company received a notification letter (the “Notice”) from NASDAQ advising the Company that for 30 consecutive business days preceding the date of the Notice, the bid price of the Company’s common stock had closed below the $1.00 per share minimum required for continued listing on The NASDAQ Capital Market pursuant to the Minimum Bid Price Rule. The Company was provided 180 calendar days, or until March 28, 2016, to regain compliance with the Minimum Bid Price Rule. The Company was unable to regain compliance with the Minimum Bid Price Rule by March 28, 2016. On April 4, 2016, NASDAQ granted the Company an additional 180 calendar days, or until September 26, 2016, to regain compliance with the Minimum Bid Price Rule. As of the date of this report, the Company has not regained compliance with the Minimum Bid Price Rule though it is in the process of completing a one-for-ten reverse stock split.

The Company currently intends to request a hearing before a Hearings Panel (the “Panel”). Such a request will stay the suspension of the Company’s securities and the filing of the Form 25-NSE pending the Panel’s decision. At the hearing, the Company intends to present a plan to regain compliance with the Minimum Bid Price Rule and request that the Panel allow the Company additional time within which to regain compliance. While the Company believes that it will be able to present a viable plan to regain compliance, there can be no assurance that the Panel will grant the Company’s request for a suspension of delisting or continued listing on NASDAQ.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 29, 2016	HONGLI CLEAN ENERGY TECHNOLOGIES CORP.

	By:	/s/ Jianhua Lv
	Name:	Jianhua Lv
	Its:	Chief Executive Officer